SUPPLEMENT TO THE PROSPECTUSES AND

STATEMENT OF ADDITIONAL INFORMATION

OF

  WELLS FARGO ADVANTAGE VARIABLE TRUST FUNDS

For the Wells Fargo Advantage VT Opportunity Fund  (“the Fund”)

Effective immediately, all references to Thomas D. Wooden, CFA in the Fund’s prospectuses and SAI are removed.   Ann M. Miletti remains Lead Portfolio Manager of the Fund.

January 22, 2014                                                                                             VT1014/P1411S2 (01/14)